STOCKBROKER PRESENTATIONS, INC.
                                   ADDENDA "A"
                           AFFILIATED RESOURCES, INC.

SPI  WILL  PROVIDE  THE  FOLLOWING  SERVICES:
     PROFILER  TEAM  WORKING  60,000  BROKER  DATA  BASE
     INTRODUCTION  TO  OUR  NETWORK  OF  MARKET  MAKERS
     BROKERAGE  FIRM  INTRODUCTIONS
     INVESTOR  LEAD  MANAGEMENT
     BROKER/INVESTOR  CONFERENCE  CALL  MANAGEMENT
     MARKET  SUPPORT
     DTC  ANALYSIS
TERMS:
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1.     $50,000  OF ARCX STOCK  @ 30%DISCOUNT , BASED ON THE FIVE (5) DAY CLOSING
PRICE  FROM  THE  15TH  OF  THE  PREVIOUS  MONTH  OR .35 (WHICHEVER IS GREATER).
2. $50,000 OF ARCX STOCK @ 30 % DISCOUNT, BASED ON THE FIVE(5) DAY CLOSING PRICE FROM THE 15TH OF THE PREVIOUS MONTH OR .50 (WHICHEVER IS GREATER).
3      $50,000  OF ARCX STOCK @ 30 % DISCOUNT, BASED ON THE FIVE(5) DAY CLOSING
PRICE  FROM  THE  15TH  OF  THE  PREVIOUS  MONTH  OR .65 (WHICHEVER IS GREATER).
4. $50,000 OF ARCX STOCK @ 30% DISCOUNT, BASED ON THE FIVE (5) DAY CLOSING PRICE FROM THE 15TH OF THE PREVIOUS MONTH OR .80 (WHICHEVER IS GREATER).
5. $50,000 OF ARCX STOCK @ 30% DISCOUNT, BASED ON THE FIVE (5) DAY CLOSING PRICE FROM THE 15TH OF THE PREVIOUS MONTH OR .95 (WHICHEVER IS GREATER).
6. $50,000 OF ARCX STOCK @ 30% DISCOUNT, BASED ON THE FIVE (5) DAY CLOSING PRICE FROM THE 15TH OF THE PREVIOUS MONTH OR 1.10 (WHICHEVER IS GREATER).
6-12   $50,000  MONTHLY OF ARCX STOCK @ 30%DISCOUNT, BASED ON THE FIVE (5) DAY
CLOSING  PRICE  FROM  THE  15TH  OF  THE  PREVIOUS  MONTH.

OPTIONS:
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400,000  @  .25  GRANTED  AFTER  THE  FIRST  30  DAYS  AFTER  SPI  BEGINS
400,000  @  .40  GRANTED  AFTER  THE  FIRST  60  DAYS  AFTER  SPI  BEGINS
400,000  @  .55      GRANTED  AFTER  THE  FIRST  90  DAYS  AFTER  SPI  BEGINS
400,000  @  .70  GRANTED  AFTER  THE  FIRST  120  DAYS  AFTER  SPI  BEGINS

SIGNATURE:____________________     SIGNATURE:_____________________
TITLE:______________DATE:______     TITLE:_______________DATE:______
WITNESSED  BY:_________________     WITNESSED  BY:__________________